AmpliTech Group Inc.
Investor Presentation

February 2020

DISCLAIMER AND CAUTIONARY NOTE ON FORWARD LOOKING STATEMENTS

This presentation of AmpliTech Group Inc. (the "company," "AmpliTech," "we," "us," or "our") includes "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These statements relate to future events or to our future financial performance and involved known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include statements or assumptions about our plans, strategies, financial performance, financing plans, prospects, capital structure, cash flow, liquidity, goals and objectives for future operations or growth or future events. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. These statements may be identified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek" and similar expressions and include any projections or estimates set forth herein. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the company and its management team, are inherently uncertain. A more complete description of these risks and uncertainties can be found in the company's filings with the U.S. Securities and Exchange Commission available for free at www.sec.gov. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this presentation. We undertake no obligation to update any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

COMPANY OVERVIEW

AmpliTech designs, develops, and manufactures custom and standard state-of-the-art RF components for the Commercial, SATCOM, Space, and Military markets.

- Product lines consist of radio frequency amplifiers and related subsystems, including low noise amplifiers for use in receivers of various communication systems; medium power amplifiers, oscillators and filters that discriminate or block out frequencies in communication systems
- Domestic and international customers in such industries as aerospace, governmental, defense and commercial satellite
- Engineering services on a project-by-project basis, for a predetermined fixed contractual amount, or on a time plus material basis
- Selling products through sales representatives or distributors in North America, Europe, and Asia
- Founded in 2002; located in Bohemia, New York

Exchange/Ticker

OTCQB: AMPG

Diluted Market Cap

$6.35 million[1]

Shares Outstanding

89.37 million[2]

Revenue

$2.12M in 2019 Pro Forma[3]

1 Using close price on OTCQB as of 1/22/2019 of $0.07
2 Diluted shares outstanding as of 8-K filed 11/26/2019
3 Unaudited 2019 pro forma revenue for the six months ended June 30, 2019

AmpliTech

INVESTMENT HIGHLIGHTS

Management Team
with Proven Industry Experience

Dynamic, Growing Business
with World Class Customers

Established Track Record

High Margin, Differentiated Products
with a Scalable Business Model

Multiple Organic Growth Opportunities
New Products, New Markets
and potential Value-enhancing acquisitions

Extensive Addressable Market

AmpliTech

LEADERSHIP



Fawad Maqbool

President, CEO & Director

- Over 36 years experience in the microwave industry (MSEE, Microwave Engineering, BSEE Biomedical Engineering)
- Founded his first company, AmpliComm, which eventually went on to be acquired by Aeroflex (ARX). ARX was sold to Cobham Defense for $1.4B



Louisa Sanfratello, CPA

Chief Financial Officer

- CFO of Amplitech since 2012
- Over 30 years of experience as CPA and Controller for private and public companies.
- Vast experience with SEC and PCAOB requirements



Chris Baars

Senior Engineer

- Joined AmpliTech via Specialty Microwave acquisition in 2019
- Over 31 years of experience designing unique protection switches and controller electronics for SATCOM industry
- BS in Physics,



John Pastore

Director of Sales

- In the microwave industry in sales capacity for 37 years.
- Has worked in sales management for L3Harris (LHX), MACOM (MTSI), MITEQ, RHG Electronics



Brandon Worster

Director of Engineering

- Over 14 years experience as electrical engineer in designing amplifiers and microwave components in senior and managerial positions (MSEE Microwave Engineering)
- Adjunct Professor at Farmingdale College, Farmingdale, NY



Mick Syed

Director of IT

- Over 25 years of experience in IT/Networking industry
- 10 years of technical sales experience in amplifiers and microwave components (BSEE)
- Microsoft Certified Engineer (MSCE)
- Certified Network Engineer (CNE)
- Cisco Certified Internet Engineer (CCIE)

COMPANY MILESTONES

2002
Company founded by current CEO, Fawad Maqbool

2003
Received first $100K consulting contract from L3 Comm

2004
Sales grew by 400%

2005
Received first multi-band Cryogenic LNA orders from NIST (National Institute of Standards and Technology). Launched 77K cryogenic LNA product line

2006
Developed first L- band amplifier for GPS systems with lowest NF of 0.25 dB

2008
Developed key wideband IFM amplifier fow F15 fighter program

2010
Launched domestic and international distribution network Extended sales to 16 countries

2013
02/22/2013 AmpliTech begins trading on the OTCQB under Ticker Symbol: AMPG.

2013
Received L3-Narda Contract to support Navy Seawhip program

2014
Received L3-Narda Key Supplier Award

2016
Received largest single $700K order in its history for lowest NF SATCOM LNAs for Satellite ground station internet connectivity

2017
Launched 2K cryogenic LNA line for Quantum Computing

2018
Received $500K GSA Award from US Government

2019
Introduced its IP via IP Story

2019
09/12/2019 Acquired the assets of SMW

INDUSTRY VERTICALS

Custom and standard amplifiers for Defense, Commercial, and High-end niche markets

Applications for AmpliTech Products


Airline Wi-Fi
F-15 IFM
GPS Satellite
UAV / RPV
AmpliTech
4G / 5G LTE
Wireless Base Station
Radar
Ground Station /
SATCOM



Commercial

Existing high quality products for a variety of industries, or specialized custom solutions



Military

State-of-the-art microwave amplifiers with proven performance and support



SATCOM

Providing superior products for the sitcom, communications and broadcast industries



IoT

Building out products to support IoT infrastructure



Space

Reliable and rugged amplifiers designed for space or flight applications



Quantum Computing

Planning to provide products to support development of quantum computing

2019 MOMENTUM



AMPG Historical Stock Price
$0.09
$0.08
$0.07
$0.06
$0.05
$0.04
$0.03
$0.02
Price
05/10/2019 Announced Asset Purchase Agreement
of Specialty Microwave Corp. assets and IP
09/12/2019 - Completion of Asset Purchase
of Specialty Microwave Corp. assets and IP
11/19/2018
1/19/2019
3/19/2019
5/19/2019
7/19/2019
9/19/2019
11/19/2019
Time
AmpliTech Group, Inc. (OTCPK:AMPG) - High Low Close

FEATURED PRODUCTS

Our Products include Low Noise Amplifiers, Medium Power Amplifiers, oscillators, filters, and custom assembly designs which serve Defense, Commercial, and High-end niche markets

Ku-Band Waveguide Low Noise SATCOM Amplifier



- Telemetry
- Air and Sea Traffic Control
- Airline Wi-Fi / In Flight Connectivity (IFC)

18-40 GHz High Gain Low Noise Amplifier



- Wideband Communication System
- Military & Space Radar Systems
- 28 GHz 5G NR (New Radio)

C-Band LNA w/2W Input Power Protection & SMA Power Connector



- Radar
- Portable SATCOM applications

700-2700 MHz 100W Power Amplifier



- Instrumentation
- Lab Test Equipment

CRYOGENIC APPLICATIONS

Due to increased demand for even lower Noise Figures, AmpliTech introduced a new line of cryogenic amplifiers. These amplifiers are designed to operate at temperatures as low as liquid helium.



REVISION HISTORY
REV DESCRIPTION DATE APPROVED
DROP-IN
ACTUAL SIZE
FIELD REPLACEABLE SMA FEMALE
.840
.450
.310
.050
.290
.210
.360
.700
.180
.220
Ø.030 DC PIN (2 PLC)
.400
.470
2X Ø.070
1.390
F. Maqbool 10/14/08
Amanda Tappin 10/14/08
Richard Peterson 10/14/08
Richard Peterson 10/14/08
Shushanna Cherian 10/14/08
AmpliTech
D4 OUTLINE DRAWING
"D" SERIES AMPLIFIERS



Radiometers



Satellite Earth Stations



Nanophysics



Superconductor / Quantum Computing

IP STORY – Trade Secrets and Potential Patents

AmpliTech's IP story covers the most critical components of wireless receiver technology.

Trade Secrets and Potential Patents



IP Assets
- Proprietary Low Noise MMIC technology
- Low Noise Amplifier custom design

Lowest Noise Figure Trade Secret Designs
- Over 800 Trade Secret LNA Models for many applications
- Trade Secret Knowhow for Manufacture, Testing, and Suppliers

MMIC Designs
- Methods of high-volume automated manufacturing of custom MMICs
- Methods of working with a foundry to manufacture a custom MMIC

Anti-Hackable Chipset
- A system for a MMIC with hardware security
- A system for a secure military or government 3G/4G/5G/6G devices
- A method of encrypting wireless receiver hardware

Ruggedized and Cryogenic LNA's
- A system for secure ruggedized 3G/4G/5G/6G devices
- A system for a cryogenic amplifier
- Cryogenic system for quantum computing

COVERAGE MAP

Trade Shows / Direct Sales

- Company attends industry trade shows along with sponsoring some trade shows to gain recognition and presence.

Joint Ventures

- The company explores opportunities with global OEMs (Original Equipment Manufacturers) that could provide a value-add to AmpliTech's supply chain & manufacturing process.

Website and Trade Magazines

- Maintains a dynamic website to capture more business via worldwide customer searches for our products on the internet as well as advertise products in various trade magazines

Strategic Partnerships

- The company continues to explore strategic partnerships that would improve sales and presence in the marketplace.

AmpliTech's Customer Worldwide Coverage



CANADA
UNITED STATES OF AMERICA
SWEDEN
NORWAY
UNITED KINGDOM
GERMANY
BELGIUM
FRANCE
SPAIN
RUSSIA
CHINA
INDIA
JAPAN
SOUTH KOREA
TAIWAN
AUSTRALIA

CUSTOMERS

api technologies corp.

Viasat

L3 Technologies

MOTOROLA

Honeywell

LOCKHEED MARTIN

NASA

Raytheon

HARRIS

BAE SYSTEMS

ITT

BOEING

COBHAM

COMTECH

THE VALUE OF PERFORMANCE.
NORTHROP GRUMMAN

INSITU

ISRAEL MINISTRY OF DEFENSE
SIBAT סיבט
INTERNATIONAL DEFENSE COOPERATION

TRW

U.S. DEPARTMENT OF DEFENSE

ACQUISITION OF BUSINESS ASSETS[1]

The Company acquired the business assets and freehold factory of **Specialty Microwave Corporation** (SMW) on September 12th 2019.

Asset Purchase

- Business assets and inventory purchased for $1,143,633
- $668,633 in cash
- $475,000 Promissory Notes

Terms - 6% annual cash interest for 5 year fixed term

The Property

- 5 Year lease on the freehold factory
- Option to buy the property during the first two years of the lease term for $1.2mm or at FMV for the following 3 years.

Synergies Available

- Common Customers—Cross/Up Sell Opportunities
- Complimentary Products—Avg Sale and Margin Improvement Opportunities
- Neighboring Headquarters—Cost Saving Opportunities
- ISO 9000 Accreditation for SMW by joining AmpliTech
- Improve Marketing Strategy for SMW


Specialty
120


Lakeland
Specialty Microwave
93
Long Island MacArthur Airport
Holbrook
Veterans Memorial Hwy
454
AmpliTech

1 http://www.amplitechinc.com/ampg-acquisition-of-specialty-microwave

MARKET OPPORTUNITY

Markets

Wireless Power Transmission, Satcom, Space

Wireless Power Transmission market ~$11.3B by 2022[1]
SATCOM equipment market ~$30B by 2022[2]

Internet of Things

IoT Market ~$520B by 2021[3]
Industry solutions for optimization including systems integrators, enterprise app developers, industry IoT specialists, device makers and telecommunications providers

Defense and IT Security

Cyber-Security Market ~$117B in 2018[4]
Automation & digitalization

Quantum Computing, Blockchain

Quantum Computing $5.9B by 2025[5]
Blockchain $23.3B by 2023[6]
High performance computing

Products

- Custom LNA and Cryogenic Networks
- Custom MMIC
- AmpliTrust Security
- Cryogenic LNA

1 https://www.marketsandmarkets.com/Market-Reports/wireless-power-market-[illegible].html 2 https://www.marketsandmarkets.com/Market-Reports/[illegible].html
3 https://www.forbes.com/sites/[illegible]
4 https://www.grandviewresearch.com/industry-analysis/cyber-security-market
5 https://www.[illegible].html
6 https://www.statista.com/statistics/[illegible]

AmpliTech

COMPETITORS

Company	Description	Technology	Cost	Design Flexibility	Temperature Stability	No ROHS Dependency
AmpliTech	Specializes in producing low noise amplifiers	Modern	Mid	High	Stable	✓
Locus Microwave	Produces and provides microwave radio solutions for satellite transmissions	Previous generation	Low	Low	Unstable	✗
Lucix	Specializes in military compliant hardware, featuring rugged construction and state-of-the-art performance for military airborne and ground environments.	Previous generation	Low	Mid / High	Stable	✗
Cernex	Manufactures high quality thin-film hybrid gain modules, frequency multipliers, and amplifiers for the commercial and military markets	Modern	High	Mid / High	Stable	✓
Erzia	Specializes in producing low noise amplifies for military.	Modern	Mid / High	Mid / High	Stable	✓
HEICO	Provides defense and communication equipment to United States and other military agencies.	Modern	High	Low	Stable	✗
L-3 (Harris Corp.)	Provider of aircraft modernization and maintenance, training and simulation, communication systems, electro-optical sensors, and airport security screening equipment.	Mixed	High	Low	Stable	✗

COMPETITIVE ADVANTAGES

- Superior product designed using military guidelines;
- Best price/quality solution on the market; mature proven technology;
- On time product delivery and superb post-sale customer service and technical support;
- Product customization to any of the client's specifications;
- Industry leader in performance and reliability; not a "me too" product line;
- Agile product design aimed to provide custom and standard solutions to Fortune 500 companies and serve large consumer market; and
- Experienced technical and management team that provides state-of-the-art product design.

AmpliTech
Amplify Your Potential

FINANCIAL OVERVIEW

AmpliTech Group, Inc.
Unaudited Proforma Condensed Consolidated Statements of Operations[1]
(Unaudited)

	For the year ended 31-Dec-18	For the six months ended 30-Jun-19
Revenue	**$3,777,828**	**$2,115,585**
Cost of goods sold	1,907,766	1,156,462
Gross Profit	**1,870,062**	**959,123**
General and administrative expense	1,340,476	766,687
Income (Loss) From Operations	**529,586**	**192,436**
Other Income (Expense)		
Interest expense, net	(30,966)	(24,466)
Income (Loss) Before Income Taxes	**498,620**	**167,970**
Provision For Income Taxes	-	-
Net Income (Loss)	**498,620**	**167,970**

(1) This pro forma statement of operations shows the pro forma effects of the company's acquisition of SMW

AmpliTech Group, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)

	Sep. 30, 2019	Dec. 31, 2018
Current Assets		
Cash and cash equivalents	$ 982,311	$ 442,098
Other Current Assets	1,267,419	773,290
Total Current Assets	**2,249,730**	**1,215,388**
Property and equipment, net	194,904	180,745
Right of use assets	479,084	-
Intangible assets, net	806,000	-
Security deposits	26,707	11,707
Total Assets	**3,756,425**	**1,407,840**
Current Liabilities		
Other Current Liabilities	719,951	378,602
Total Current Liabilities	**719,951**	**378,602**
Long Term Liabilities		
Finance lease, net of current portion	91,107	113,933
Operating lease, net of current portion	360,770	-
Promissory note, net of current portion	392,314	-
Loan payable, net of debt discount and current portion	1,168,995	-
Total Liabilities	**2,733,137**	**492,535**
Stockholders' Equity		
Total Stockholders' Equity	**1,023,288**	**915,305**
Total Liabilities and Stockholders' Equity	**3,756,425**	**1,407,840**

AmpliTech

GROWTH INITIATIVES

ORGANIC



- Organic growth of core products
- R&D for key products and features

SMW SYNERGIES



- Cross-sell and Margin Improvement opportunities
- ISO 9000 Accreditation for SMW by joining AmpliTech

NEW PRODUCTS



- New markets in 4/5G base stations, IoT, quantum computing and advanced military cybersecurity applications
- New line of cryogenic amplifiers

OTHER M&A



- Continuing to evaluate strategic acquisition targets
- Combined revenue opportunity totaling $13mm

INVESTMENT HIGHLIGHTS

Management Team
with Proven Industry Experience

Dynamic, Growing Business
with World Class Customers

Established Track Record

High Margin, Differentiated Products
with a Scalable Business Model

Multiple Organic Growth Opportunities
New Products, New Markets
and potential Value-enhancing acquisitions

Extensive Addressable Market

AmpliTech

THANK YOU